                                                                 EXHIBIT 99.1(a)

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, William C. Rusnack, hereby consent to be named as a person about to become a director of Flowserve Corporation in the Registration Statement on Form S-4 of Durco International, Inc. dated June 19, 1997.

Dated:  June 18, 1997                                /s/ WILLIAM C. RUSNACK
                                                     ----------------------
                                                     William C. Rusnack
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                                                                 EXHIBIT 99.1(b)

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Michael F. Johnston, hereby consent to be named as a person about to become a director of Flowserve Corporation in the Registration Statement on Form S-4 of Durco International, Inc. dated June 19, 1997.

Dated:  June 17, 1997                                /s/ MICHAEL F. JOHNSTON
                                                     -----------------------
                                                     Michael F. Johnston

                                                                 EXHIBIT 99.1(c)

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, James O. Rollans, hereby consent to be named as a person about to become a director of Flowserve Corporation in the Registration Statement on Form S-4 of Durco International, Inc. dated June 19, 1997.

Dated:  June 18, 1997                                /s/ JAMES O. ROLLANS
                                                     --------------------
                                                     James O. Rollans
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                                                                 EXHIBIT 99.1(d)

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Bernard G. Rethore, hereby consent to be named as a person about to become a director of Flowserve Corporation in the Registration Statement on Form S-4 of Durco International, Inc. dated June 19, 1997.

Dated:  June 17, 1997                                /s/ BERNARD G. RETHORE
                                                     ----------------------
                                                     Bernard G. Rethore